UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2013

WASTE CONNECTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31507	94-3283464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterway Plaza Two

10001 Woodloch Forest Drive, Suite 400

The Woodlands, TX 77380

(Address of Principal Executive Offices) (Zip Code)

(832) 442-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

Executives of Waste Connections, Inc. (the “Company”) currently plan on attending and presenting at the following investor conferences during the second quarter of 2013:

May 14th	Credit Suisse Industrial and Environmental Services Conference (Boston)

May 20th	Wunderlich Investor Summit (New Orleans)

May 29th	KeyBanc Capital Markets Industrial, Automotive & Transportation Conference (Boston)

June 4th	J.P. Morgan Diversified Industries Conference (New York City)

June 13th	Deutsche Bank Global Industrials and Basic Materials Conference (Chicago)

June 14th	Annual Meeting of Stockholders of the Company (The Woodlands)

Although these presentations are not expected to include any material non-public information, the Company will post the presentation slides on its web site at www.wasteconnections.com under the tabs titled Investor Presentations and Investor Relations. The slides will be posted some time during the 24-hour period prior to the scheduled presentation time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2013

WASTE CONNECTIONS, INC.

By:	/s/ Worthing F. Jackman
Name:	Worthing F. Jackman
Title:	Executive Vice President and Chief Financial Officer